                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-A/A NO.1


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               COST-U-LESS, INC.
                      ----------------------------------
            (Exact name of Registrant as specified in its charter)

            Washington                                                    91-1615590
 ----------------------------------------                 ----------------------------------------
(State of incorporation or organization)                      (I.R.S. Employer Identification No.)

         12410 S.E. 32nd Street
         Bellevue, Washington                                                  98005
------------------------------------------                --------------------------------------------
(Address of principal executive offices)                                     (Zip Code)

If this form relates to the registration of               If this form relates to the registration of a
a class of securities pursuant to Section                 class of securities pursuant to Section 12(g)
12(b) of the Exchange Act and is effective                of the Exchange Act and is effective pursuant
pursuant to General Instruction A.(c),                    to General Instruction A.(d), please check the
please check the following box.     [_]                   following box.     [X]

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                                        Name of Each Exchange on Which
         to be so Registered                                        Each Class is to be Registered
        ----------------------                            --------------------------------------------
                    None

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                 ----------------------------------------------
                               (Title of Class)

                                  Page 1 of 4
                            Exhibit Index on Page 4

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     For a description of the Common Stock being registered, reference is made to the section entitled "Description of Capital Stock" included in the Prospectus (the "Prospectus") dated July 23, 1998 contained in the Registrant's Amendment No.7 to the Registration Statement on Form S-1, File No.333-52459, filed with the Securities and Exchange Commission on July 23, 1998 (the "Registration Statement"). A copy of pages 49-51 of the Prospectus are attached as Exhibit 3 to this filing pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended.

ITEM 2. EXHIBITS

     The following exhibits are filed as a part of this Amended Registration
Statement:

 Exhibit No.             Description
---------------        ---------------------------------------------------------
     1                   Amended and Restated Articles of Incorporation of the
                         Registrant. (Incorporated by reference to Exhibit 3.1 to the Registration Statement.)

     2                   Amended and Restated Bylaws of the Registrant.
                         (Incorporated by reference to Exhibit 3.2 to the Registration Statement.)

     3                   Pages 49-51 of the Prospectus

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COST-U-LESS, INC.


                                        /s/ Allan Youngberg
                                       -----------------------------------------
                                       Vice President - Chief Financial Officer,
                                       Secretary and Treasurer

Dated:  7/27/98
      ---------

                                 EXHIBIT INDEX

Exhibit No.    Description                                                                       Sequential
-----------    -----------                                                                        Page No.
                                                                                                  --------
     1         Amended and Restated Articles of Incorporation of the Registrant.                    --
               (Incorporated by reference to Exhibit 3.1 to the Registration
               Statement.)

     2         Amended and Bylaws of the Registrant.  (Incorporated by reference to                 --
               Exhibit 3.2 to the Registration Statement.)

     3         Pages 49-51 of the Prospectus                                                       Filed
                                                                                                 herewith